SEMIANNUAL REPORT
                                 MARCH 31, 2003

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

FMI Focus Fund

                                                                    May 22, 2003

Dear Fellow Shareholders:

  While the first quarter was difficult for stocks in general, and the FMI
Focus Fund as well, the Fund has advanced smartly in the second quarter, and is nicely ahead year-to-date as of this writing. Though there are hurdles to overcome, as Rick and Glenn detail in their portfolio managers' letter, we are quite confident that we have a portfolio of very solid and attractively priced securities. The market recovery in the second quarter seems to be anticipating a return to stronger economic growth in the second half of this year, accompanied by a more robust profit outlook. We think there will be a recovery, but our outlook is more muted than the expectations of most pundits at this time. In the U.S. particularly, the manufacturing sector has been mired in a recession unparalleled since the 1930s. In an environment such as this, a process of prudent stock selection and in-depth research of companies such as that which we employ at the FMI Focus Fund, should continue to provide solid long-term investment results for all of us as shareholders.

  As always, we thank you for your continued support and ownership of the FMI Focus Fund.

Sincerely,

/s/ Ted D. Kellner

Ted D. Kellner, C.F.A.
President

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555
                              www.fiduciarymgt.com

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 3/31/03 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000

   DATE            FMI FOCUS FUND      STANDARD & POOR'S 500      RUSSELL 2000
   ----            --------------      ---------------------      ------------
 12/16/96              $10,000                $10,000                $10,000
 12/31/96              $10,245                $10,280                $10,350
  3/31/97              $10,736                $10,549                 $9,815
  6/30/97              $12,709                $12,390                $11,406
  9/30/97              $16,796                $13,333                $13,103
 12/31/97              $17,391                $13,712                $12,664
  3/31/98              $19,876                $15,626                $13,938
  6/30/98              $19,687                $16,145                $13,289
  9/30/98              $17,838                $14,553                $10,611
 12/31/98              $23,561                $17,654                $12,342
  3/31/99              $22,826                $18,533                $11,673
  6/30/99              $27,450                $19,840                $13,488
  9/30/99              $26,372                $18,599                $12,634
 12/31/99              $36,309                $21,367                $14,965
  3/31/00              $46,693                $21,858                $16,025
  6/30/00              $47,926                $21,277                $15,419
  9/30/00              $50,634                $21,071                $15,590
 12/31/00              $44,803                $19,424                $14,513
  3/31/01              $40,107                $17,121                $13,568
  6/30/01              $45,270                $18,123                $15,507
  9/30/01              $35,815                $15,463                $12,283
 12/31/01              $45,939                $17,116                $14,874
  3/31/02              $48,707                $17,163                $15,466
  6/30/02              $42,035                $14,863                $14,174
  9/30/02              $32,363                $12,295                $11,141
 12/31/02              $35,721                $13,332                $11,827
  3/31/03              $33,933                $12,912                $11,296

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 3/31/03

                                                                     Annualized
                                       Total          Total   Total Return*<F1>
                         Total   Return*<F1>    Return*<F1>     Through 3/31/03
                   Return*<F1>       For the      For the 5           From Fund
                        Last 3    Year Ended    Years Ended           Inception
                        Months       3/31/03        3/31/03            12/16/96
                        ------       -------        -------            --------
FMI Focus Fund          -5.01%       -30.33%         11.29%              21.45%
Standard & Poor's 500   -3.15%       -24.76%         -3.77%               4.15%
Russell 2000            -4.49%       -26.97%         -4.12%               1.96%

*<F1> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                                     May 8, 2003

Dear Fellow Shareholders,

RAYS OF SUNSHINE, GLIMMERS OF HOPE

  While calendar first quarter results were down 5%, roughly in line with small-cap indices, world events and market reactions in April and early May offer real encouragement. Saddam Hussein is gone and President Bush has turned his full attention to reviving the economy. Oil prices have come down dramatically and we believe the business environment is showing subtle, albeit quite gradual, signs of improvement. The stock markets around the globe seem to have detected the faint signs of life in the various economies and have rebounded nicely these past weeks. Our view, as we have outlined in past quarterly reports (www.fiduciarymgt.com), has not changed.

  We believe the US economy and markets continue to heal ever so slowly from the internet bubble and the period of overinvestment during the late 1990's. While the stock market adjusted rather quickly to the bubble through lower prices, it will take longer for the real economy to fully adjust as it works through the overcapacity. The good news is that the overcapacity is concentrated in a handful of industries. Much of this capacity may eventually be worked off through obsolescence rather than the much longer process of "growing into it."

  The not-so-good news is that the emergence of China is happening just at the time that the economy would likely be picking up following a recession. China represents a real challenge to US manufacturing, and in our opinion, is retarding the cyclical rebound that would be occurring by now. As many of you know, we were sufficiently concerned about this issue and its potential impact on some of our portfolio companies that we went to China this past January to see for ourselves. It confirmed our suspicions about their competitiveness (i.e., labor rates as low as $1.50 per day) and the Chinese government's total commitment to economic growth. While certainly a threat, it also represents an opportunity for US companies as well.

  Leaving aside political views, it is very important to understand what is happening in China from an investment point of view. That means investing in companies that can take advantage of the tremendous growth in the Chinese market, can take advantage of the low labor rates through outsourcing, or have products or markets that are shielded from direct Chinese competition. U.S. manufacturing companies that don't fall into one of the above situations or have not developed a strategy to deal with the Chinese onslaught run a real risk of getting run over.

  Aside from company and industry specific risks, we dwell on the Chinese issue because we believe it will slow the pace of the economic recovery and thus colors the way we are investing. Within the context of a slower than normal recovery, or at least until U.S. ingenuity reasserts itself with respect to the "Chinese challenge", and we burn through the legacy of the internet influenced overcapacity, the earnings recovery will likely be slower as well. That makes stocks somewhat more expensive than might generally be perceived, especially larger-cap companies. So, unlike many previous recoveries, where the "rising tide raises all boats," the early part of this cycle may prove to be much more selective and challenging. That notwithstanding, we have written frequently about our view that small-cap stocks in general look much more attractive. Furthermore, certain pockets of small-caps have been utterly destroyed and look downright compelling. Below, we highlight some of these opportunities.

  Arguably the most intriguing component of the portfolio we label "wrecked tech." Technology has certainly been the epicenter of the bear market. We have spent a lot of time sorting through the rubble and have found a collection of companies which we believe have good franchises, and are extremely cheap. Cash on the balance sheet often comprises a major portion of the companies' capitalization (in other words, you are not paying much for the franchise.) Examples include Parametric Technology, a leader in engineering software, Aspen Technology, a leader in software for the process industry with customers like Dow Chemical and DuPont, J.D. Edwards, the leading enterprise software provider to the midmarket (the SAP of the midmarket), E.piphany in customer relationship management software, Asyst in semiconductor capital equipment, and Exar in communication semiconductors, to name a few. Nearly all of these companies sell around one-times sales, well under private market value, and have strong technology and market positions.

  Many of these companies have also gone through extensive restructuring, thereby enhancing their earnings leverage when sales come back. The risk, of course, is that the economy stays sufficiently slow such that corporate America continues to postpone discretionary spending. We caution our investors against cherry picking any of these stocks for their own portfolio. We are taking a disciplined and diversified approach, believing that the "package" offers terrific upside, but any particular individual stock entails significant risk. We monitor these companies on a daily basis and are able to initiate change quickly if need be. The "wrecked tech" package represents less than 15% of the Fund, so while the upside is there, the risk is quite reasonable.

  We continue to believe Milwaukee-based MGIC Investment Corp. represents excellent value at five to six dollars above our estimate of book value at year end. MGIC is the industry leader in providing mortgage insurance and has a truly outstanding management team, in our opinion. Much the same could be said about our positions in PartnerRe, a property/casualty reinsurer, and Reinsurance Group of America, a life reinsurer. Both companies are in the middle of very strong earnings cycles. Polo Ralph Lauren is another example of a great franchise and terrific free cash flow generator selling at a mere 11-1/2 times this year's earnings.

  As always, we thank our loyal shareholders for staying the course during difficult times. Notwithstanding a slow environment and a difficult stock market, we believe we have a great collection of companies in the portfolio that offer excellent upside. Eventually the economy will pick up and it will have been worth the wait! Hang in there!

Sincerely,

/s/ Richard E. Lane                     /s/ Glenn W. Primack

Richard E. Lane, C.F.A.                 Glenn W. Primack
Portfolio Manager                       Portfolio Manager

FMI Focus Fund
STATEMENT OF NET ASSETS
March 31, 2003 (Unaudited)

 SHARES OR
 PRINCIPAL
   AMOUNT                                              COST           VALUE
 ---------                                             ----           -----
LONG-TERM INVESTMENTS -- 94.5% (A)<F3>
COMMON STOCKS -- 88.8% (A)<F3>

CONSUMER DISCRETIONARY SECTOR -- 20.5%
--------------------------------------
                INTERNET & CATALOG RETAILING -- 0.7%
     200,900    AnnTaylor
                  Stores Corp.*<F2>                $  3,913,638   $  4,124,477

                LEISURE -- 3.1%
     450,000    Northwest
                  Airlines Corp.*<F2>                 5,508,432      3,105,000
     277,100    Reinsurance Group
                  of America, Inc.                    7,495,486      7,282,188
     483,200    Royal Caribbean
                  Cruises Ltd.                        6,452,353      7,262,496
                                                   ------------   ------------
                                                     19,456,271     17,649,684

                MEDIA -- 10.0%
     464,100    Hearst-Argyle
                  Television, Inc.*<F2>              10,021,713      9,602,229
     601,900    Information
                  Holdings Inc.*<F2>                  9,869,870      9,690,590
   1,408,552    Liberty Media Corp.*<F2>             12,607,664     13,705,211
     648,300    Mediacom
                  Communications
                  Corp.*<F2>                          4,970,783      5,705,040
   1,641,400    PRIMEDIA Inc.*<F2>                    4,810,194      4,021,430
     100,000    Radio One,
                  Inc. CL D*<F2>                      1,566,420      1,324,000
   1,122,400    Young
                  Broadcasting Inc.*<F2>             13,453,459     13,726,952
                                                   ------------   ------------
                                                     57,300,103     57,775,452

                SPECIALTY RETAIL -- 6.7%
     329,500    Jos. A. Bank
                  Clothiers, Inc.*<F2>                3,743,401      8,046,390
     604,900    Polo Ralph
                  Lauren Corp.*<F2>                  14,308,199     13,852,210
   1,234,100    The Sports
                  Authority, Inc.*<F2>                8,405,252      8,614,018
     243,800    Zale Corp.*<F2>                       7,375,613      7,982,012
                                                   ------------   ------------
                                                     33,832,465     38,494,630

CONSUMER STAPLES SECTOR -- 3.9%
-------------------------------
                FOOD & DRUG RETAILING -- 3.9%
     301,700    International
                  Multifoods Corp.*<F2>               5,989,311      5,828,844
     300,000    Sensient
                  Technologies Corp.                  6,030,231      6,006,000
     676,900    SUPERVALU INC.                       10,306,867     10,491,950
                                                   ------------   ------------
                                                     22,326,409     22,326,794

ENERGY SECTOR -- 4.3%
---------------------
                OIL & GAS EQUIPMENT & SERVICES -- 4.3%
     593,700    Grant Prideco, Inc.*<F2>              5,819,662      7,160,022
     346,000    Hanover
                  Compressor Co.*<F2>                 4,311,215      2,249,000
     401,000    National-Oilwell,
                  Inc.*<F2>                           7,328,317      8,978,390
     373,950    Pride
                  International, Inc.*<F2>            4,754,504      5,044,585
     160,600    Willbros
                  Group, Inc.*<F2>                    1,256,091      1,403,644
                                                   ------------   ------------
                                                     23,469,789     24,835,641

FINANCIALS SECTOR -- 8.9%
-------------------------
                BANKS -- 3.9%
     239,300    Allegiant
                  Bancorp, Inc.                       3,401,661      4,044,170
     102,000    AMCORE
                  Financial, Inc.                     2,126,275      2,220,540
     267,550    Associated
                  Banc-Corp.                          8,679,923      8,649,891
      36,200    Blackhawk
                  Bancorp, Inc.                         526,555        338,470
     213,500    First Federal
                  Capital Corp.                       3,197,847      4,357,322
     111,850    Mercantile
                  Bank Corp.                          1,707,451      2,668,741
                                                   ------------   ------------
                                                     19,639,712     22,279,134

                INSURANCE -- 5.0%
     226,800    IPC Holdings, Ltd.                    6,182,270      6,824,412
     270,500    MGIC Investment
                  Corp.                              10,786,153     10,622,535
     229,300    PartnerRe Ltd.                        9,430,962     11,522,325
                                                   ------------   ------------
                                                     26,399,385     28,969,272

HEALTHCARE SECTOR -- 6.5%
-------------------------
                EQUIPMENT & SUPPLIES -- 6.5%
     332,000    Bausch & Lomb Inc.                   10,822,796     10,919,480
     335,400    Henry Schein, Inc.*<F2>              14,498,749     15,126,540
     314,200    Millipore Corp.                      10,505,095     10,274,340
     100,000    Molecular
                  Devices Corp.*<F2>                  1,599,749      1,210,000
                                                   ------------   ------------
                                                     37,426,389     37,530,360

INDUSTRIALS SECTOR -- 17.0%
---------------------------
                COMMERCIAL SERVICES & SUPPLIES -- 4.5%
     619,900    Casella Waste
                  Systems, Inc.*<F2>                  5,967,910      5,114,175
      48,600    Manpower Inc.                         1,284,323      1,452,168
     330,300    ProQuest Co.*<F2>                     7,846,555      6,827,301
     638,800    Republic
                  Services, Inc.*<F2>                10,819,083     12,673,792
                                                   ------------   ------------
                                                     25,917,871     26,067,436

                ELECTRICAL EQUIPMENT & MACHINERY -- 12.5%
     223,600    Airgas, Inc.*<F2>                     1,903,452      4,138,836
     210,500    A.O. Smith Corp.                      5,587,932      5,641,400
      95,500    Briggs &
                  Stratton Corp.                      4,030,452      3,709,220
     550,400    CIRCOR
                  International, Inc.                 8,570,212      7,479,936
     156,000    Flowserve Corp.*<F2>                  3,013,016      1,817,400
     272,400    Kennametal Inc.                       8,586,982      7,662,612
     371,800    Regal-Beloit Corp.                    7,578,348      5,692,258
     235,000    Robbins &
                  Myers, Inc.                         4,647,894      3,163,100
     800,000    Rockwell
                  Automation Inc.                    12,051,710     16,560,000
     626,300    Snap-on Inc.                         17,621,773     15,507,188
     200,000    Tower
                  Automotive, Inc.*<F2>               1,236,727        474,000
                                                   ------------   ------------
                                                     74,828,498     71,845,950

INFORMATION TECHNOLOGY SECTOR -- 22.8%
--------------------------------------
                COMMUNICATIONS EQUIPMENT -- 4.5%
   1,429,000    Extreme
                  Networks, Inc.*<F2>                 6,881,160      6,187,570
     235,400    Symbol
                  Technologies, Inc.                  3,086,871      2,026,794
     767,900    Tekelec*<F2>                          6,551,066      6,665,372
     189,000    TESSCO
                  Technologies Inc.*<F2>              3,693,849      1,362,690
     329,600    Tollgrade
                  Communications,
                  Inc.*<F2>                           4,036,239      4,729,760
     773,400    Ulticom, Inc.*<F2>                    5,865,657      4,965,228
                                                   ------------   ------------
                                                     30,114,842     25,937,414

                CONSULTING & SERVICES -- 2.3%
     171,500    Fiserv, Inc.*<F2>                     4,342,712      5,398,820
     737,000    Keane, Inc.*<F2>                     10,845,673      6,028,660
     739,800    Kforce Inc.*<F2>                      4,551,216      1,997,460
                                                   ------------   ------------
                                                     19,739,601     13,424,940

                SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 8.0%
     289,200    Anaren, Inc.*<F2>                     3,873,387      2,501,580
     754,600    Asyst
                  Technologies, Inc.*<F2>             6,314,717      4,089,932
   2,207,500    Conexant
                  Systems, Inc.*<F2>                  5,303,896      3,289,175
     390,800    Entegris Inc.*<F2>                    3,985,215      3,892,368
     345,500    Exar Corp.*<F2>                       4,831,008      4,391,305
     545,300    KEMET Corp.*<F2>                      6,205,280      4,253,340
     707,300    Metron
                  Technology N.V.*<F2>                5,998,916      1,195,337
     517,400    MKS
                  Instruments, Inc.*<F2>              7,903,411      6,467,500
     686,700    Mykrolis Corp.*<F2>                   5,730,397      5,733,945
     757,365    Skyworks
                  Solutions, Inc.*<F2>                4,440,830      4,718,384
     566,124    Vishay
                  Intertechnology,
                  Inc.*<F2>                           9,135,422      5,763,142
                                                   ------------   ------------
                                                     63,722,479     46,296,008

                SOFTWARE -- 8.0%
   1,451,000    Aspen
                  Technology, Inc.*<F2>               9,949,889      3,482,400
     151,700    CSG Systems
                  International, Inc.*<F2>            1,861,396      1,315,239
     244,000    Documentum, Inc.*<F2>                 3,002,795      3,201,280
     934,400    E.piphany, Inc.*<F2>                  5,352,982      3,718,912
   2,292,120    J.D. Edwards & Co.*<F2>              28,945,435     25,282,084
     432,000    JDA Software
                  Group, Inc.*<F2>                    3,990,497      4,367,520
   1,420,100    Parametric
                  Technology Corp.*<F2>               8,425,342      3,081,617
     444,900    Wind River
                  Systems, Inc.*<F2>                  3,322,262      1,325,802
                                                   ------------   ------------
                                                     64,850,598     45,774,854

MATERIALS SECTOR -- 4.9%
------------------------
                CHEMICALS -- 2.1%
     226,300    Georgia Gulf Corp.                    4,160,775      4,555,419
     840,550    Intertape Polymer
                  Group Inc.*<F2>                     7,553,514      3,278,145
   1,106,300    PolyOne Corp.                         7,108,927      4,314,570
                                                   ------------   ------------
                                                     18,823,216     12,148,134

                PAPER & FOREST PRODUCTS -- 2.8%
     784,800    Kadant Inc.*<F2>                     10,942,879     12,862,872
     299,600    Wausau-Mosinee
                  Paper Corp.                         4,026,364      3,055,920
                                                   ------------   ------------
                                                     14,969,243     15,918,792

TELECOMMUNICATION SECTOR -- 0.0%
--------------------------------
                WIRELESS SERVICES -- 0.0%
     470,000    Alamosa
                  Holdings, Inc.*<F2>                 1,946,946        169,200
      75,000    Triton PCS
                  Holdings, Inc.*<F2>                   501,949        165,000
                                                   ------------   ------------
                                                      2,448,895        334,200
                                                   ------------   ------------
                Total common stocks                 559,179,404    511,733,172

MUTUAL FUNDS -- 5.7% (A)<F3>
     299,500    iShares S&P SmallCap
                  600 Index Fund                     28,374,726     27,398,260
     214,400    Nasdaq-100 (UIT)
                  Index Tracking
                  Stock*<F2>                          5,294,001      5,413,600
                                                   ------------   ------------
                Total mutual funds                   33,668,727     32,811,860
                                                   ------------   ------------
                Total long-term
                  investments                       592,848,131    544,545,032

SHORT-TERM INVESTMENTS -- 6.1% (A)<F3>
                COMMERCIAL PAPER -- 1.2%
 $ 7,200,000    Galaxy Funding, Inc.,
                  1.13% - 1.26%,
                  due 04/01/03 -
                  04/03/03                            7,199,721      7,199,721

                VARIABLE RATE DEMAND NOTE -- 4.9%
  28,128,690    U.S. Bank, N.A.                      28,128,690     28,128,690
                                                   ------------   ------------
                    Total short-term
                      investments                    35,328,411     35,328,411
                                                   ------------   ------------
                    Total investments              $628,176,542    579,873,443
                                                   ------------
                                                   ------------
                Liabilities, less cash
                  and receivables -- (0.6%) (A)<F3>                 (3,773,831)
                                                                  ------------
                    NET ASSETS                                    $576,099,612
                                                                  ------------
                                                                  ------------
                Net Asset Value Per Share
                  ($0.0001 par value 100,000,000
                  shares authorized), offering
                  and redemption price
                  ($576,099,612 / 26,406,478
                  shares outstanding)                                   $21.82
                                                                        ------
                                                                        ------

  *<F2>   Non-income producing security.
(a)<F3>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
STATEMENT OF OPERATIONS
For the Six Month Period Ending March 31, 2003 (Unaudited)

INCOME:
   Dividends                                                       $ 2,134,160
   Interest                                                            260,648
                                                                   -----------
       Total income                                                  2,394,808
                                                                   -----------

EXPENSES:
   Management fees                                                   3,372,178
   Administrative services                                             174,777
   Transfer agent fees                                                 146,393
   Printing and postage expenses                                        62,361
   Custodian fees                                                       53,848
   Registration fees                                                    25,028
   Professional fees                                                    17,781
   Board of Directors fees                                              15,000
   Other expenses                                                        3,549
                                                                   -----------
       Total operating expenses before interest expense              3,870,915
       Interest expense                                                  3,116
                                                                   -----------
       Total expenses                                                3,874,031
                                                                   -----------
NET INVESTMENT LOSS                                                 (1,479,223)
                                                                   -----------
NET REALIZED LOSS ON INVESTMENTS                                   (39,767,370)
NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS                52,882,682
                                                                   -----------
NET GAIN ON INVESTMENTS                                             13,115,312
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $11,636,089
                                                                   -----------
                                                                   -----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2003 (Unaudited) and For Year Ended September 30, 2002

                                                                                      2003              2002
                                                                                    --------          --------
OPERATIONS:
   Net investment loss                                                             $ (1,479,223)    $ (2,746,568)
   Net realized loss on investments                                                 (39,767,370)     (43,032,972)
   Net change in unrealized appreciation on investments                              52,882,682      (66,557,858)
                                                                                   ------------     ------------
       Net increase (decrease) in net assets resulting from operations               11,636,089     (112,337,398)
                                                                                   ------------     ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (17,581,224 and 24,662,844 shares, respectively)     398,216,282      688,501,526
   Cost of shares redeemed (12,020,198 and 15,173,561 shares, respectively)        (267,551,890)    (403,913,870)
                                                                                   ------------     ------------
       Net increase in net assets derived from Fund share activities                130,664,392      284,587,656
                                                                                   ------------     ------------
       TOTAL INCREASE                                                               142,300,481      172,250,258
NET ASSETS AT THE BEGINNING OF THE PERIOD                                           433,799,131      261,548,873
                                                                                   ------------     ------------
NET ASSETS AT THE END OF THE PERIOD                                                $576,099,612     $433,799,131
                                                                                   ------------     ------------
                                                                                   ------------     ------------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Focus Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                                      (UNAUDITED)
                                                   FOR THE SIX MONTH
                                                     PERIOD ENDING                     YEARS ENDED SEPTEMBER 30,
                                                       MARCH 31,     -------------------------------------------------------------
                                                          2003         2002         2001          2000         1999         1998
                                                        --------     --------     --------      --------     --------     --------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                    $ 20.81      $ 23.03      $ 36.43       $ 21.56      $ 15.15      $ 14.74

Income from investment operations:
   Net investment (loss) income (a)<F6>                   (0.06)       (0.16)       (0.13)         0.06        (0.18)       (0.17)
   Net realized and unrealized
     gains (losses) on investments                         1.07        (2.06)       (9.74)        17.34         7.21         1.06
                                                        -------      -------      -------       -------      -------      -------
Total from investment operations                           1.01        (2.22)       (9.87)        17.40         7.03         0.89

Less distributions:
   Dividend from net investment income                       --           --        (0.03)           --           --           --
   Distributions from net realized gains                     --           --        (3.50)        (2.53)       (0.62)       (0.48)
                                                        -------      -------      -------       -------      -------      -------
Total from distributions                                     --           --        (3.53)        (2.53)       (0.62)       (0.48)
                                                        -------      -------      -------       -------      -------      -------
Net asset value, end of period                          $ 21.82      $ 20.81      $ 23.03       $ 36.43      $ 21.56      $ 15.15
                                                        -------      -------      -------       -------      -------      -------
                                                        -------      -------      -------       -------      -------      -------

TOTAL INVESTMENT RETURN                                    4.9%*<F4>   (9.6%)      (29.3%)        92.0%        47.9%         6.2%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                  576,100      433,799      261,549       242,458       36,170       19,264
Ratio of operating expenses before interest expense
  and dividends on shorts to average net assets           1.43%**<F5>  1.46%        1.50%         1.59%        1.81%        2.34%
Ratio of interest expense and dividends on short
  positions to average net assets                         0.00%**<F5>  0.00%        0.00%         0.05%        0.16%        0.33%
Ratio of net investment (loss) income
  to average net assets                                  (0.55%)**<F5>(0.60%)      (0.55%)        0.20%       (1.28%)      (1.94%)
Portfolio turnover rate                                   24.7%        92.8%       165.3%        198.7%       238.8%       402.2%

  *<F4>   Not annualized.
 **<F5>   Annualized.
(a)<F6> Net investment (loss) income before interest expense and dividends on short positions for the six month period ending March 31, 2003, and for the years ended September 30, 2002, 2001, 2000, 1999 and 1998 was ($0.06), ($0.16), ($0.13), $0.08, ($0.16) and ($0.14), respectively.
          For the six month period ending March 31, 2003, and for the years ended September 30, 2002, 2001 and 2000, net investment (loss) income per share is calculated using average shares outstanding. In 1999 and 1998, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2003 (Unaudited)


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Focus Fund (the "Fund"), a series of FMI Funds, Inc. (the "Company") which is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 16, 1996. The assets and liabilities of each fund in the Company are segregated and a shareholder's interest is limited to the fund in which the shareholder owns shares. The investment objective of the Fund is to seek capital appreciation principally through investing in common stocks and warrants, engaging in short sales, investing in foreign securities and effecting transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

     (a) Each security, including the liability for securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Common stocks which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at cost which approximates market value. For financial reporting purposes, investment transactions are recorded on trade date.

     (b) Net realized gains and losses on common stock are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) The Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount would be included in the statement of net assets as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the statement of net assets. The Fund is liable for any dividends payable on securities while those securities are in a short position. Under the 1940 Act, the Fund is required to maintain collateral for its short positions consisting of liquid securities. The collateral is required to be adjusted daily to reflect changes in the value of the securities sold short.

     (h) A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "Act") or pursuant to the resale limitations provided by Rule 144A under the Act, or an exemption from the registration requirements of the Act.
          On March 31, 2003, the Fund did not hold any restricted securities.

     (i) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund pays FMI a monthly management fee of 1.25% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund pays FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

          The Adviser entered into a sub-advisory agreement with Broadview Advisors, LLC, to assist it in the day-to-day management of the Fund. Broadview Advisors, LLC, determines which securities will be purchased, retained or sold for the Fund. The Adviser pays Broadview Advisors, LLC 76% of the Fund's management fee of 1.25% of average daily net assets.

          Under the management agreement, FMI will reimburse the Fund for expenses over 2.75% of the daily net assets of the Fund. No such reimbursements were required for the six month period ending March 31, 2003.

(3)  CREDIT AGREEMENT --

          U.S. Bank, N.A. has made available to the Fund a $30,000,000 credit facility pursuant to a Credit Agreement ("Agreement") dated November 18, 2002 for the purpose of purchasing portfolio securities. Principal and interest of such loan under the Agreement are due not more than 31 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one on the amount borrowed. Advances will be collateralized by securities owned by the Fund. During the period from November 18, 2002 through March 31, 2003, the Fund had an outstanding average daily balance of $257,552 under the Agreement. The maximum amount outstanding during that period was $6,141,000 and interest expense amounted to $3,116. At March 31, 2003, the Fund had no borrowings outstanding under the Agreement. The Credit Agreement expires on June 5, 2003.

(4)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(5)  INVESTMENT TRANSACTIONS --

          For the six month period ending March 31, 2003, purchases and proceeds of sales of investment securities (excluding short-term investments) were $296,055,874 and $122,471,763, respectively.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of March 31, 2003, liabilities of the Fund included the following:

            Payable to shareholders for redemptions                 $4,788,054
            Payable to FMI for management and administrative fees      641,198
            Other liabilities                                           74,785

(7)  SOURCES OF NET ASSETS --

          As of March 31, 2003, the sources of net assets were as follows:

            Fund shares issued and outstanding                    $740,517,786
            Net unrealized depreciation on investments             (48,303,099)
            Accumulated net realized losses on investments        (116,115,075)
                                                                  ------------
                                                                  $576,099,612
                                                                  ------------
                                                                  ------------

(8)  INCOME TAX INFORMATION --

          The following information for the Fund is presented on an income tax basis as of March 31, 2003:

                             GROSS             GROSS         NET UNREALIZED
           COST OF        UNREALIZED         UNREALIZED       DEPRECIATION
         INVESTMENTS     APPRECIATION       DEPRECIATION     ON INVESTMENTS
         -----------     ------------       ------------     --------------
         $642,805,699     $40,746,262       $103,678,518       $62,932,256

          The following information for the Fund is presented on an income tax basis as of September 30, 2002:

                            GROSS            GROSS         NET UNREALIZED    DISTRIBUTABLE   DISTRIBUTABLE
           COST OF        UNREALIZED       UNREALIZED       DEPRECIATION       ORDINARY        LONG-TERM
         INVESTMENTS     APPRECIATION     DEPRECIATION     ON INVESTMENTS       INCOME       CAPITAL GAINS
         -----------     ------------     ------------     --------------    -------------   -------------
         $547,910,754    $20,433,354      $131,305,418      $110,872,064          $0               $0

          The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

          The tax components of dividends paid during the year ended September 30, 2002, capital loss carryovers (expiring in varying amounts through 2010) as of September 30, 2002, and tax basis post-October losses as of September 30, 2002, which are not recognized for tax purposes until the first day of the following fiscal year are:

           ORDINARY        LONG-TERM        NET CAPITAL
            INCOME       CAPITAL GAINS          LOSS          POST-OCTOBER
        DISTRIBUTIONS    DISTRIBUTIONS       CARRYOVERS          LOSSES
        -------------    -------------      ------------      ------------
              $0              $0            $27,597,275        $39,064,147

          Since there were no ordinary distributions paid for the year ended September 30, 2002, there are no distributions designated as qualifying for the dividends received deduction for corporate shareholders.

                                 FMI FOCUS FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                              www.fiduciarymgt.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGER
                            BROADVIEW ADVISORS, LLC
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus.